Exhibit 10.2

THIRD AMENDMENT TO

SALE AND SERVICING AGREEMENT

This Third Amendment to Sale and Servicing Agreement, dated as of September 16, 2024 (this “Amendment”), is by and among Santander Drive Auto Receivables LLC, as seller (the “Seller”), and Santander Consumer USA Inc. (“SC”), as servicer (in such capacity, the “Servicer”).

WHEREAS, Santander Drive Auto Receivables Trust 2021-1, as issuer (the “Issuer”), the Seller, the Servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) are parties to that certain Sale and Servicing Agreement, dated as of February 17, 2021 (as amended by the First Amendment to the Sale and Servicing Agreement, dated as of August 16, 2021, as further amended by the Second Amendment to the Sale and Servicing Agreement, dated as of July 15, 2024, and as further amended, supplemented and modified from time to time, the “Sale and Servicing Agreement”);

WHEREAS, the Seller and the Servicer desire to amend the Sale and Servicing Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement, as amended hereby.

SECTION 2. Amendments. Effective as of September 16, 2024, the Sale and Servicing Agreement is hereby amended as follows:

(a) The first sentence of Section 8.1 is hereby amended and restated in full to read as follows:

“The Servicer shall have the right at its option (the “Optional Purchase”) to purchase (and/or to designate one or more other parties to purchase) the Trust Estate (other than the Reserve Account) from the Issuer on any Payment Date if both of the following conditions are satisfied: (i) as of the last day of the related Collection Period, the Pool Balance has declined to 5% or less of the Pool Balance as of the Cut-Off Date, and (ii) the sum of the Optional Purchase Price and the Available Funds for such Payment Date would be sufficient to pay (A) the Servicing Fee for such Payment Date and all unpaid Servicing Fees with respect to prior periods, (B) all fees, expenses and indemnities owed to the Indenture Trustee and the Owner Trustee and not previously paid, (C) interest then due on the Notes and (D) the aggregate unpaid Note Balance of all of the Outstanding Notes.”

(b) The defined term “Optional Purchase Price” is hereby amended and restated in full to read as follows:

“‘Optional Purchase Price’ means, on any Payment Date, the greater of (a) the aggregate Outstanding Note Balance plus accrued and unpaid interest thereon at the applicable Interest Rate up to but excluding that Payment Date (after giving effect to all distributions pursuant to Section 4.4(a) of the Sale and Servicing Agreement on such Payment Date) and (b) the Pool Balance as of the last day of the Collection Period (other than Defaulted Receivables) immediately preceding such Payment Date.”

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SECTION 3. Miscellaneous. The Sale and Servicing Agreement, as amended hereby, remains in full force and effect. Any reference to the Sale and Servicing Agreement from and after the date hereof shall be deemed to refer to the Sale and Servicing Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Notwithstanding the foregoing, with respect to any notice provided for in this Amendment or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof. This Amendment shall be governed by and construed in accordance with the internal, substantive laws of the State of New York without reference to the rules thereof relating to conflicts of law, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Signatures follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SANTANDER DRIVE AUTO RECEIVABLES LLC, as Seller

By:	/s/ Nicole Allen
Name:	Nicole Allen
Title:	Vice President

SANTANDER CONSUMER USA INC., as Servicer

By:	/s/ Mark McCastlain
Name:	Mark McCastlain
Title:	Senior Vice President

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